Exhibit 21.01

Valero Energy Corporation and Subsidiaries
as of January 31, 2014

Name of Entity	State of Incorporation/Organization

CANADIAN ULTRAMAR COMPANY	Nova Scotia
COLONNADE VERMONT INSURANCE COMPANY	Vermont
DIAMOND ALTERNATIVE ENERGY, LLC	Delaware
DIAMOND ALTERNATIVE ENERGY OF CANADA INC.	Canada
DIAMOND GREEN DIESEL HOLDINGS LLC	Delaware
DIAMOND GREEN DIESEL LLC	Delaware
DIAMOND K RANCH LLC	Texas
DIAMOND OMEGA COMPANY, L.L.C.	Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.	Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.	Delaware
DSRM NATIONAL BANK	U.S.A.
EASTVIEW FUEL OILS LIMITED	Ontario
ENTERPRISE CLAIMS MANAGEMENT, INC.	Texas
GOLDEN EAGLE ASSURANCE LIMITED	British Columbia
HUNTWAY REFINING COMPANY	Delaware
MAINLINE PIPELINES LIMITED	England and Wales
MICHIGAN REDEVELOPMENT GP, LLC	Delaware
MICHIGAN REDEVELOPMENT, L.P.	Delaware
MRP PROPERTIES COMPANY, LLC	Michigan
NECHES RIVER HOLDING CORP.	Delaware
OCEANIC TANKERS AGENCY LIMITED	Quebec
PI DOCK FACILITIES LLC	Delaware
PORT ARTHUR COKER COMPANY L.P.	Delaware
PREMCOR USA INC.	Delaware
PROPERTY RESTORATION, L.P.	Delaware
SABINE RIVER HOLDING CORP.	Delaware
SABINE RIVER LLC	Delaware
SUNBELT REFINING COMPANY, L.P.	Delaware
THE PREMCOR PIPELINE CO.	Delaware
THE PREMCOR REFINING GROUP INC.	Delaware
THE SHAMROCK PIPE LINE CORPORATION	Delaware
ULTRAMAR ACCEPTANCE INC.	Canada
ULTRAMAR ENERGY INC.	Delaware
ULTRAMAR INC.	Nevada
VALERO ARUBA ACQUISITION COMPANY I, LTD.	Virgin Islands (U.K.)
VALERO ARUBA FINANCE INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA HOLDING COMPANY N.V.	Aruba
VALERO ARUBA HOLDINGS INTERNATIONAL, LTD.	Virgin Islands (U.K.)

Name of Entity	State of Incorporation/Organization
VALERO ARUBA MAINTENANCE/OPERATIONS COMPANY N.V.	Aruba
VALERO BROWNSVILLE TERMINAL LLC	Texas
VALERO CANADA FINANCE, INC.	Delaware
VALERO CANADA L.P.	Newfoundland
VALERO CAPITAL CORPORATION	Delaware
VALERO CARIBBEAN SERVICES COMPANY	Delaware
VALERO COKER CORPORATION ARUBA N.V.	Aruba
VALERO CUSTOMS & TRADE SERVICES, INC.	Delaware
VALERO ENERGY ARUBA II COMPANY	Cayman Islands
VALERO ENERGY INC.	Canada
VALERO ENERGY (IRELAND) LIMITED	Ireland
VALERO ENERGY LTD	England and Wales
VALERO ENERGY PARTNERS GP LLC	Delaware
VALERO ENERGY PARTNERS LP	Delaware
VALERO ENERGY UK LTD	England and Wales
VALERO ENTERPRISES, INC.	Delaware
VALERO EQUITY SERVICES LTD	England and Wales
VALERO FINANCE L.P. I	Newfoundland
VALERO FINANCE L.P. II	Newfoundland
VALERO FINANCE L.P. III	Newfoundland
VALERO GRAIN MARKETING, LLC	Texas
VALERO HOLDCO UK LTD	United Kingdom
VALERO HOLDINGS, INC.	Delaware
VALERO INTERNATIONAL HOLDINGS, INC.	Nevada
VALERO LIVE OAK LLC	Texas
VALERO LOGISTICS UK LTD	England and Wales
VALERO MARKETING & SUPPLY-ARUBA N.V.	Aruba
VALERO MARKETING AND SUPPLY COMPANY	Delaware
VALERO MARKETING AND SUPPY INTERNATIONAL LTD.	Cayman Islands
VALERO MARKETING IRELAND LIMITED	Ireland
VALERO MKS LOGISTICS, L.L.C.	Delaware
VALERO MOSELLE COMPANY S.à r.l.	Luxembourg
VALERO NEDERLAND COÖPERATIEF U.A.	The Netherlands
VALERO NEW AMSTERDAM B.V.	The Netherlands
VALERO OMEGA COMPANY, L.L.C.	Delaware
VALERO OPERATIONS SUPPORT, LTD	England and Wales
VALERO PARTNERS EP, LLC	Delaware
VALERO PARTNERS LUCAS, LLC	Delaware
VALERO PARTNERS MEMPHIS, LLC	Delaware
VALERO PARTNERS OPERATING CO. LLC	Delaware
VALERO PARTNERS PAPS, LLC	Delaware
VALERO PARTNERS WEST MEMPHIS, LLC	Delaware
VALERO PAYMENT SERVICES COMPANY	Virginia
VALERO PEMBROKESHIRE LLC	Delaware

Name of Entity	State of Incorporation/Organization
VALERO PLAINS COMPANY LLC	Texas
VALERO POWER MARKETING LLC	Delaware
VALERO REFINING AND MARKETING COMPANY	Delaware
VALERO REFINING COMPANY-ARUBA N.V.	Aruba
VALERO REFINING COMPANY-CALIFORNIA	Delaware
VALERO REFINING COMPANY-OKLAHOMA	Michigan
VALERO REFINING COMPANY-TENNESSEE, L.L.C.	Delaware
VALERO REFINING-MERAUX LLC	Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.	Delaware
VALERO REFINING-TEXAS, L.P.	Texas
VALERO RENEWABLE FUELS COMPANY, LLC	Texas
VALERO SECURITY SYSTEMS, INC.	Delaware
VALERO SERVICES, INC.	Delaware
VALERO TEJAS COMPANY LLC	Delaware
VALERO TERMINALING AND DISTRIBUTION COMPANY	Delaware
VALERO TEXAS POWER MARKETING, INC.	Delaware
VALERO ULTRAMAR HOLDINGS INC.	Delaware
VALERO UNIT INVESTMENTS, L.L.C.	Delaware
VALERO WEST WALES LLC	Delaware
VEC TRUST I	Delaware
VEC TRUST III	Delaware
VEC TRUST IV	Delaware
VRG PROPERTIES COMPANY	Delaware
VTD PROPERTIES COMPANY	Delaware